UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2008
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3260 Whipple Road Union City, California		94587
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On May 15, 2008, Questcor Pharmaceuticals, Inc. (the “Company”), filed a Form 25 with the Securities and Exchange Commission (the “SEC”) announcing its voluntary delisting of all shares of its common stock from the American Stock Exchange (the “AMEX”). Simultaneously, the Company filed a Form 8/A with the SEC announcing its listing of all shares of its common stock with the NASDAQ.
     The Company’s last trading day with the AMEX was May 15, 2008, and the Company’s first trading day with the NASDAQ will be May 16, 2008, under the trading symbol “QCOR”.
Item 7.01. Regulation FD Disclosure.
     On May 16, 2008, the Company issued a press release announcing the new listing of the Company’s common stock on the NASDAQ under the trading symbol “QCOR”, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
     The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Questcor Pharmaceuticals, Inc. Press Release dated May 16, 2008.

SIGNATURE
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2008	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ George Stuart
George Stuart
Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Questcor Pharmaceuticals, Inc. Press Release dated May 16, 2008.